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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): October 1, 2001


                               VIRATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                  000-28157                  77-0521696
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
       of Incorporation)                                   Identification No.)


                            2700 SAN TOMAS EXPRESSWAY
                          SANTA CLARA, CALIFORNIA 95051

               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (408) 566-1000




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Item 5.    Other Events.
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     On October 1, 2001, Virata Corporation, a Delaware corporation (the
"Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, GlobeSpan, Inc., a Delaware corporation ("GlobeSpan"), and Wine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of GlobeSpan ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Registrant with Registrant continuing as the surviving corporation and becoming a wholly-owned subsidiary of GlobeSpan (the "Merger"). As a result of the Merger, each issued and outstanding share of Common Stock, par value $0.001 per share, of the Registrant ("Registrant Common Stock") will be automatically converted into the right to receive 1.02 validly issued, fully paid and nonassessable shares (the "Exchange Ratio") of Common Stock, par value $0.001 per share of GlobeSpan ("GlobeSpan Common Stock"). In addition, each option to purchase capital stock of Registrant outstanding under Registrant's existing stock option plans will be converted into an option to purchase GlobeSpan Common Stock on the same terms and conditions, provided that the number of shares subject to such option will be adjusted to reflect the Exchange Ratio, and that the exercise price will be adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to regulatory approvals, the approval of the stockholders of the Registrant and GlobeSpan and other customary closing conditions. Significant stockholders of both companies who own or will own approximately 10% of the outstanding shares, have agreed to vote in favor of the transaction. However, there can be no guarantee that the Merger or the other transactions contemplated by the Merger Agreement will close by any particular date, if at all.

     On October 1, 2001, the Registrant and GlobeSpan issued a joint press release announcing that the Registrant and GlobeSpan had entered into the Merger Agreement. The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma and Exhibits.
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(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

                                        2

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(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release dated October 1, 2001.

                                        3


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of October 22, 2001

                            VIRATA CORPORATION

                            By: /s/ Andrew M. Vought
                               -----------------------------------------
                                Andrew M. Vought
                                Chief Financial Officer

                                       4

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                                  EXHIBIT INDEX

        Exhibit No.     Description
        -----------     -----------

        99.1            Press Release dated October 1, 2001.